UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2010

Date of reporting period May 1, 2009 – October 31, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMO

Putnam Municipal Opportunities Trust

Semiannual report
10|31|09

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Municipal
Opportunities
Trust

Semiannual report
10|31|09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Performance in depth	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

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We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address a significant challenge: taxes on your investment income. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, the portfolio managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is an area in which Putnam has expertise. Putnam’s research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among bonds not rated by agencies.

Once the fund has invested in a bond, the portfolio managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust holdings for the benefit of the fund’s shareholders.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Identifi ed project areas are not necessarily represented in your fund’s portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund’s holdings will vary over time. For more information on current fund holdings, see pages 21–36.

4	5

Performance
snapshot

Average annual total return (%) comparison as of 10/31/09

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

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Interview with your
fund’s portfolio manager

Thalia Meehan

Thalia, the municipal bond market has experienced significant volatility recently. How did the market and the fund perform over the past six months?

For the six months ended October 31, 2009, Putnam Municipal Opportunities Trust returned 16.22%, outperforming the 14.93% average return of its peer group, the Lipper General Municipal Debt Funds (leveraged closed-end). The fund also outperformed its broader benchmark, the Barclays Capital Municipal Bond Index, which returned 4.99% over the same period. Investors should also note that the structural leverage the fund uses through the issue of preferred shares amplifies performance. In what was ultimately a positive market for municipal bonds, the fund’s use of leverage boosted returns. I should also note that the fund’s cost of borrowing generally decreased during the period as the interest rate paid on the fund’s preferred shares declined. As a result, the fund was able to pay more income to common shareholders and the distribution rate was increased.

A number of federal initiatives helped provide the foundation for a more stable market during the past six months. The Fed [Federal Reserve Board] made clear its intent to keep interest rates extremely low into the foreseeable future to support the flow of credit. Meanwhile, since their introduction in April, a number of issues of Build America

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 14.

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Bonds have been brought to market by states and local governments. This has given further support to municipal bond prices. The period did finish on a down note in October, however, as investors sold positions to lock in profits.

You mentioned the fund increased its dividend. What led to the increase?

The interest rate paid to the fund’s preferred shareholders periodically changes. During the period, the rate declined, which freed up more income to distribute to common shareholders. In October, the fund increased its distribution rate from $0.0628 to $0.0663 per share.

What are Build America Bonds, and how did they help the municipal market?

Build America Bonds, or BABs, are taxable securities issued by state and local governments. Typically, the issuer receives a subsidy direct from the U.S. Treasury to cover 35% of the interest payments. This financing alternative has been quite attractive to municipal issuers, allowing states to come to market with new issues with lower coupons. The net effect for the tax-exempt bond market has been positive, as the supply of longer-maturity, high-grade, tax-exempt bonds has decreased. It’s been quite a successful program for states, and as of the beginning of October, there were more than $35 billion worth of BABs on the market.

What changes did you make to the fund’s positioning during the period?

During the fourth quarter of 2008 and the first few months of 2009, investors almost exclusively sought the relative safe haven of higher-quality and shorter-maturity securities. This created a number of attractive buying opportunities in lower-rated municipal bonds. Much of our focus during the early part of the period was on taking advantage of those opportunities. Specifically, we sought to add BBB-rated bonds to the fund, which on the whole were trading at historically cheap levels and offering yields significantly higher than

Credit qualities are shown as a percentage of portfolio value as of 10/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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“Unique opportunities exist in
investment-grade bonds offering
unusually high yields.”

Thalia Meehan

average. This proved to be beneficial, as the BBB-rated segment went on to deliver by far the biggest gains over the past six months, with holdings in that segment driving the bulk of the fund’s returns.

Which holdings helped fund performance?

Our position in Buckeye Tobacco bonds posted strong returns. To give some background, state tobacco bonds are funded with revenue stemming from a legal agreement that exempted tobacco companies from health-related lawsuits in exchange for annual payments, in perpetuity, to the states to cover tobacco-related health-care costs. Often, these bonds have higher yields than other issues of comparable quality and, in general, tobacco bonds are some of the largest and most liquid BBB-rated municipal bonds on the market. When investors sought out high-quality securities earlier in 2009, tobacco bonds were some of the easiest positions to exit, and sold off dramatically. As the market recovered, the fund’s position in Buckeye Tobacco bonds rallied sharply, and was among the top contributors to returns.

Another tobacco-related issue helped performance: the fund’s position in New Jersey Economic Development Cigarette Tax bonds. These bonds, as the name suggests, are backed by cigarette tax revenues, which, as of period-end, were $2.70 a pack, among the highest in the nation. The bonds were rated on the low end of the investment-grade spectrum, in part because of the potential for fluctuations in their underlying revenue source. These bonds had sold off earlier in the year, but as investors re-entered this segment of the market, their prices rallied sharply.

Another positive contributor was our position in California General Obligation bonds. In the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured or prerefunded status and may differ from the summary information above.

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spring of 2009, California was experiencing significant budget problems and the state’s general obligation bonds — backed by tax revenues, rather than a specific project or entity — were offering yields significantly above their long-term averages. We believed these bonds presented an attractive buying opportunity and in July, after $15 billion of cuts, California finally passed its budget, and the state’s general obligation bonds appreciated substantially.

IN THE NEWS

It is an interest rate for the record books, and may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near an all-time low of 0% as the U.S. government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. After its most recent meeting in November, the Fed stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Which positions detracted from returns during the period?

Insured issues were some of the fund’s biggest detractors, as monoline insurers — which guarantee the timely repayment of bond principal and interest when an issuer defaults — were downgraded during the period. Historically, monoline insurance has provided municipal issuers with higher credit ratings and lower interest rates. However, concerns about monoline insurers’ exposure to mortgage bonds resulted in the insurers suffering downgrades to their credit quality, and insurance now has much less value than in the past. In fact, there is no longer any bond insurer rated AAA by all three major ratings agencies — Moody’s Investors Service, Fitch Ratings, and Standard & Poor’s. Harris County [Texas] Capital Appreciation bonds, which are insured by monoline insurer National Public Finance Guarantee, were one such example, and declined in value after National’s credit was downgraded during the period.

Massachusetts Port Revenue bonds were also a drag on relative returns. These particular bonds were prerefunded, meaning the capital used to repay the bonds is held in escrow, typically in U.S. Treasuries. Because the risk of default is virtually nonexistent in prerefunded bonds, they tend to be very high-quality securities. Over the past six months, investors have been selling positions in exactly this type of high-quality bond in favor of more attractively valued issues, particularly in the BBB segment of the market where the opportunities for appreciation appeared greater. Although our position in Massachusetts Port Revenue bonds appreciated during the period, it lagged the overall market.

What is your outlook for the municipal bond market?

My outlook has not changed much since six months ago. The Fed and the U.S. Treasury have taken unprecedented steps to inject

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liquidity into the credit markets, boost the economy, and help increase the flow of credit. However, it is important to understand that the effects of many of these steps will take time. In our view, markets are likely to remain challenging in the near term, particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite these challenges, as I have mentioned in prior fund commentaries, I see two key benefits that municipal bond funds offer. First, given the likelihood that the Bush administration tax cuts will be allowed to expire in 2010, municipal bonds’ tax-free income should become even more attractive compared with taxable fixed income. Second, the overall credit quality of the municipal bond asset class remains high and default rates relative to corporate bonds remain extremely low.

That said, I do expect the fourth quarter to be somewhat more volatile than recent months. Flows into municipal bonds have slowed recently, which is not surprising given the massive inflows earlier in the year. But, demand in the market is still strong and supply of higher-grade bonds remains light, in part due to the issuance of BABs in the taxable market. We may see a greater discrepancy among the performance of individual securities, and security selection will be the ultimate driver of performance going forward. Attractive valuations continue to exist in many areas of the market, and this has created unique opportunities for the fund to add high-quality bonds offering unusually high yields to the portfolio.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of the Tax Exempt Group at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury, Brad Libby, and Susan McCormack.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 10/31/09

				Lipper General
				Municipal Debt
			Barclays Capital	Funds (leveraged
			Municipal Bond	closed-end)
	NAV	Market price	Index	category average*

Annual average
Life of fund (since 5/28/93)	5.72%	4.90%	5.59%	5.61%

10 years	77.40	70.85	73.43	79.98
Annual average	5.90	5.50	5.66	6.02

5 years	20.65	17.44	22.57	17.91
Annual average	3.83	3.27	4.15	3.31

3 years	5.67	11.62	13.04	2.82
Annual average	1.86	3.73	4.17	0.87

1 year	24.66	26.82	13.60	25.86

6 months	16.22	17.18	4.99	14.93

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/09, there were 56, 56, 56, 55, 41, and 32 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 10/31/09

Distributions

Number	6

Income[1]	$0.3803

Capital gains[2]	—

Total	$0.3803

Distributions — Preferred shares*	Series B	Series C

Income[1]	$64.08	$62.77

Capital gains[2]	—	—

Total	$64.08	$62.77

Share value	NAV	Market price

4/30/09	$10.47	$9.73

10/31/09	11.74	11.00

Current yield (end of period)

Current dividend rate[3]	6.78%	7.23%

Taxable equivalent[4]	10.43%	11.12%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* For further information on the preferred shares outstanding during the period, please refer to Note 4: Preferred shares on page 43.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2009. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/09

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	5.93%	5.16%

10 years	78.27	71.40
Annual average	5.95	5.54

5 years	25.68	21.48
Annual average	4.68	3.97

3 years	9.65	17.56
Annual average	3.12	5.54

1 year	19.09	19.36

6 months	24.02	27.18

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), effective September 14, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general

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fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in management fees and in the 57th percentile in total expenses as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the

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Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds (leveraged closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	65th

Three-year period	61st

Five-year period	66th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 59, 59 and 58 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

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Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18

Other information for shareholders

Important notice regarding share repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

19

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

20

The fund’s portfolio 10/31/09 (Unaudited)

Key to holding’s abbreviations
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FGIC Financial Guaranty Insurance Company	GNMA Coll. Government National Mortgage
FHA Insd. Federal Housing Administration Insured	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	NATL National Public Finance Guarantee Corp.
Corporation Collateralized	Radian Insd. Radian Group Insured
FNMA Coll. Federal National Mortgage Association	U.S. Govt. Coll. U.S. Government Collateralized
Collateralized	VRDN Variable Rate Demand Notes
FRB Floating Rate Bonds	XLCA XL Capital Assurance
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (141.4%)*	Rating**	Principal amount	Value

Alabama (0.8%)
Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	$3,000,000	$3,072,960

Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa
Valley Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	1,200,000	1,022,352

			4,095,312
Alaska (0.2%)
Northern Tobacco Securitization Corp. Rev. Bonds,
5 1/2s, 6/1/29 (Prerefunded)	Aaa	750,000	804,443

			804,443
Arizona (3.4%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	3,300,000	3,120,546

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Cmnty. Hosp.), Ser. A, 6 3/4s,
12/1/26	BBB–/P	435,000	437,371

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s,
10/1/32	Baa3	1,500,000	1,481,010

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern
U.), 5s, 5/15/26	A–	800,000	762,328

Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	2,051,000	1,866,800

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,723,183
(Public Service Co. of NM), Ser. A, 6.3s, 12/1/26	Baa3	3,200,000	3,201,120

Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,235,924

Scottsdale, Indl. Dev. Auth. Hosp. Rev. Bonds
(Scottsdale Hlth. Care), Class A, 5 1/4s, 9/1/30	A3	1,500,000	1,448,310

U. Medical Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,064,810

			17,341,402

21

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Arkansas (1.1%)
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A3	$2,100,000	$2,123,918

Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	AAA	45,000	45,545

Springdale, Sales & Use Tax Rev. Bonds, FSA,
4.05s, 7/1/26	AAA	1,500,000	1,443,405

Washington Cnty., Hosp. Rev. Bonds (Regl. Med.
Ctr.), Ser. B, 5s, 2/1/25	Baa1	1,750,000	1,706,145

			5,319,013
California (18.0%)
ABC Unified School Dist. G.O. Bonds, Ser. B,
FGIC, zero %, 8/1/20	A1	1,500,000	850,725

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, FGIC, zero %, 8/1/23	A+	1,000,000	459,480

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	2,000,000	1,818,760
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,522,470
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	668,785

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, NATL, 5 3/8s, 8/15/30	Aa3	2,500,000	2,499,875
AMBAC, 5.293s, 7/1/17	A2	2,400,000	2,410,512

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Aa3	5,000,000	3,985,500
Ser. K, 4 5/8s, 8/1/26	Aa3	10,000,000	8,819,700

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,800,000	1,599,983

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC, 4 3/4s,
12/1/23	A3	2,500,000	2,374,225

CA Poll. Control Fin. Auth. Solid Waste Disp.
FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	850,000	831,326

CA State G.O. Bonds
6 1/2s, 4/1/33	A	12,000,000	13,471,320
5s, 10/1/29	A	4,000,000	3,848,560

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	5,250,000	4,763,273

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BBB–/P	775,000	610,158

Chula Vista COP, NATL, 5s, 8/1/32	A	4,000,000	3,786,560

Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	1,915,000	1,818,733

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Prerefunded)	Aaa	20,000,000	8,711,000

Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33 (Prerefunded)	Aaa	925,000	1,028,036
Ser. A-1, 5s, 6/1/33	BBB	1,050,000	809,193
Ser. S-B, zero %, 6/1/47	BB	6,000,000	204,360

22

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

California cont.
Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	Aa2	$6,000,000	$6,975,420

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A, 5.55s,
8/15/33	BBB/P	900,000	809,118

Redwood City, Elementary School Dist. G.O. Bonds,
FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,052,392

Rocklin, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/27	A1	2,000,000	680,480

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.), Ser. 97-01
5s, 9/1/20	BB+/P	1,195,000	1,080,411
5s, 9/1/29	BB+/P	1,180,000	975,058
5s, 9/1/18	BB+/P	1,030,000	972,269

San Bernardino Cnty., COP (Med. Ctr. Fin.),
Ser. A, NATL, 6 1/2s, 8/1/17	A	5,000,000	5,301,150

San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12	AA/P	3,000,000	3,130,170

San Juan, Unified School Dist. G.O. Bonds, FSA,
zero %, 8/1/19	AAA	1,000,000	614,010

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	650,000	651,138

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A1	1,585,000	1,665,581

			90,799,731
Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	325,000	280,664
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	1,375,000	1,384,048
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	781,261

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A1	4,260,000	4,346,861

CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
Ser. C1, NATL, 5 1/2s, 9/1/24	A	1,250,000	1,195,188

CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30	A3	3,280,000	3,354,095

CO State Hsg. Fin. Auth. Rev. Bonds (Single
Fam.), Ser. B-2 , 7s, 5/1/26	Aaa	5,000	5,000

Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
AMBAC, 7 3/4s, 11/15/13	A1	1,525,000	1,674,008

			13,021,125
Delaware (0.4%)
DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	12,540,000	1,446,991

New Castle Cnty., Rev. Bonds (Newark Charter
School, Inc.), 5s, 9/1/30	BBB+	700,000	574,133

			2,021,124
District of Columbia (1.5%)
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
NATL, 5s, 10/1/28	AA–	5,550,000	5,622,428

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	1,927,800

			7,550,228

23

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Florida (4.9%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	$3,000,000	$3,253,470

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,068,800

Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19	Baa1	3,395,000	3,283,474

FL Hsg. Fin. Corp. Rev. Bonds (Homeowner Mtge.),
Ser. 5, 5s, 7/1/34	Aa1	350,000	352,041

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A, 5s,
10/1/31	A1	1,700,000	1,707,208

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A-	4,200,000	3,960,348

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa1	475,000	500,736
AMBAC, 5s, 3/15/12	Baa1	625,000	645,350

Lakeland, Retirement Cmnty. Rev. Bonds (1st
Mtge.— Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	302,406

Lee Cnty., Rev. Bonds, XLCA, 5s, 10/1/25	Aa3	2,500,000	2,574,900

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.)
Ser. A, 6.8s, 11/15/31	Ba2	1,000,000	957,170
5 3/8s, 11/15/28	BB+/F	1,000,000	826,850

Reunion West, Cmnty. Dev. Dist. Special Assmt.
Bonds, 2.063s, 5/1/36	D/P	1,915,000	918,913

South Bay, Cmnty. Dev. Dist. Rev. Bonds,
Ser. B-1, 5 1/8s, 11/1/10 (In default) †	D/P	2,025,000	708,750

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,477,425

Split Pine, Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 5 1/4s, 5/1/39	BB–/P	1,500,000	913,395

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	BB–/P	485,000	300,259

			24,751,495
Georgia (1.4%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A	4,500,000	4,835,520

Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Georgia-Pacific Corp.), 6 1/2s, 6/1/31	B2	900,000	914,391

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	1,400,000	1,281,616

			7,031,527
Hawaii (—%)
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds,
Ser. A, FNMA Coll., 5 3/4s, 7/1/30	AAA	155,000	154,983

			154,983
Idaho (0.2%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,240,000	1,224,599

			1,224,599

24

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Illinois (6.3%)
Chicago, Single Fam. Mtge. Rev. Bonds, Ser. A,
GNMA Coll., FNMA Coll., FHLMC Coll., 5 1/2s,
10/1/20	Aaa	$925,000	$942,473

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	AA–	1,600,000	802,896

IL Fin. Auth. Rev. Bonds
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB	2,500,000	2,686,475
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A3	1,490,000	1,602,391
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A3	1,425,000	1,532,488
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa1	3,000,000	2,796,780
(Alexian), Ser. A, FSA, 5 1/4s, 1/1/22	Aa3	3,775,000	3,934,267

Kendall & Kane Cntys., Cmnty. United School Dist.
G.O. Bonds (No. 115 Yorkville), FGIC, zero %,
1/1/21	A2	1,075,000	664,339

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,057,152
zero %, 12/1/21 (Prerefunded)	AA+	145,000	91,060
zero %, 12/1/20	AA+	1,495,000	927,229
zero %, 12/1/20 (Prerefunded)	AA+	155,000	102,269

Metropolitan Pier & Exposition Auth. Dedicated
State Tax Rev. Bonds (McCormack Place), Ser. A,
NATL
zero %, 12/15/30	AAA	25,000,000	7,789,250
zero %, 12/15/22	A2	2,500,000	1,262,200

Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), NATL, 5s,
12/15/28	AAA	1,770,000	1,818,728

Montgomery, Special Assmt. Bonds
(Lakewood Creek), Radian Insd., 4.7s, 3/1/30	BBB–	1,915,000	1,547,531

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A1	1,870,000	918,189
zero %, 4/1/21	A1	2,230,000	1,367,927

			31,843,644
Indiana (4.1%)
Anderson, Econ. Dev. Rev. Bonds (Anderson U.),
5s, 10/1/24	BBB–/F	390,000	367,286

IN Bk. Special Program Gas Rev. Bonds, Ser. A
5 1/4s, 10/15/21	Aa3	180,000	183,519
5 1/4s, 10/15/18	Aa3	2,000,000	2,082,500

IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty.
Hosp.), Ser. A, AMBAC, 5s, 5/1/24	A	2,695,000	2,548,446

IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	4,700,000	4,681,670

IN State Fin. Auth. Rev. Bonds (Duke Energy
Ind.), Ser. C, 4.95s, 10/1/40	A2	4,000,000	3,770,720

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,480,525

25

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Indiana cont.
Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	AA	$1,375,000	$1,503,150
NATL, 5.6s, 11/1/16	AA	1,550,000	1,684,199

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	AAA	1,000,000	1,102,360

			20,404,375
Iowa (1.0%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25 (Prerefunded)	AAA	3,580,000	4,118,753

IA State Higher Ed. Loan Auth. Rev. Bonds
5s, 10/1/22	BBB–/F	605,000	605,188
(Wartburg), Ser. A, 5s, 10/1/21	BBB–/F	605,000	589,095

			5,313,036
Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	1,470,000	1,563,742
6 5/8s, 10/1/28	A–/F	405,000	414,805

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/38	Baa2	290,000	287,651

			2,266,198
Louisiana (0.1%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev.
Bonds (St. James Place), Ser. A, 7s, 11/1/20
(Prerefunded)	AAA/P	690,000	703,800

			703,800
Maine (0.2%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	1,950,000	1,043,874

			1,043,874
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A3	650,000	748,865

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB–	550,000	556,012

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	484,440

			1,789,317
Massachusetts (11.2%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	614,399
(MA Biomedical Research), Ser. C, 6 3/8s, 8/1/17	Aa3	2,785,000	2,869,441
(MA Biomedical Research), Ser. C, 6 1/4s, 8/1/20	Aa3	2,850,000	2,928,518
(Linden Ponds, Inc.), Ser. A, 5 1/2s, 11/15/22	BB/P	1,360,000	1,120,463

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Dominion Energy Brayton),
Ser. 1, 5 3/4s, 5/1/19	A–	1,500,000	1,638,690

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s, 12/15/15
(Prerefunded)	AAA/P	1,985,000	2,347,183
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,351,200
(Med. Ctr. of Central MA), AMBAC, 6.55s, 6/23/22	A	25,650,000	25,740,287

26

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa1	$1,875,000	$1,915,781
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,328,600
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28	BB–/P	2,095,000	1,875,130
(Hlth. Care Syst.-Covenant Hlth.), 6s, 7/1/31	A/F	3,790,000	3,843,818
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,563,060
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A	700,000	708,946
(Care Group), Ser. B-2, NATL, 5s, 2/1/25	A	800,000	789,864

MA State Hlth. & Edl. Fac. Auth. VRDN (Harvard
U.), Ser. R, 0.13s, 11/1/49	VMIG1	3,135,000	3,135,000

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Prerefunded)	Aaa	2,010,000	2,434,251

			56,204,631
Michigan (5.1%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	BB	1,435,000	1,119,444
Ser. A, FGIC, 5s, 7/1/30	A+	4,505,000	4,424,990
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	BB	1,300,000	1,217,814

Detroit, City School Dist. G.O. Bonds, Ser. A,
FSA, 6s, 5/1/29	AAA	1,000,000	1,109,090

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
FSA, 6 1/4s, 7/1/36	AAA	1,425,000	1,574,967

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	140,000	126,279

MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	521,925

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,630,175
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	2,000,000	1,920,000
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	4,500,000	3,891,870
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,277,788

MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	2,210,000	2,201,226

MI State Strategic Fund, Ltd. Mandatory Put Bonds
(Dow Chemical)
Ser. A-1, 6 3/4s, 6/2/14	Baa3	100,000	107,626
5 1/2s, 6/1/13	Baa3	500,000	510,200

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Prerefunded)	AAA/P	1,650,000	1,881,528

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	BBB	575,000	488,417

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	Baa3	750,000	623,153

			25,626,492

27

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Minnesota (0.6%)
MN State Hsg. Fin. Agcy. Rev. Bonds
(Single Fam. Mtge.), 6.05s, 7/1/31	Aa1	$335,000	$338,333
(Res. Hsg.), Ser. M, 5 3/4s, 1/1/37	Aa1	970,000	977,760

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	995,000	913,072

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,150,000	1,013,081

			3,242,246
Mississippi (2.2%)
Bus. Fin. Corp. Gulf Opportunity Zone Rev. Bonds,
Ser. A, 5s, 5/1/37	A3	2,250,000	2,155,995

MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB	3,000,000	3,004,110
5 7/8s, 4/1/22	BBB	2,330,000	2,333,378

MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	1,080,000	1,118,437
Ser. B, GNMA Coll., FNMA Coll., 5 1/2s, 6/1/36	Aaa	290,000	302,598

Warren Cnty., Gulf Opportunity Zone (Intl.
Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,084,220

			10,998,738
Missouri (3.3%)
MO Hsg. Dev. Comm. Rev. Bonds (Home Ownership),
Ser. B, GNMA Coll., FNMA Coll., 4.4s, 3/1/14	AAA	155,000	155,113

MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
Ser. 2003A (St. Luke’s Health), 5 1/2s, 11/15/28 T	AAA	10,000,000	10,544,471

MO State Hlth. & Edl. Fac. Auth. VRDN (Washington
U. (The))
Ser. C, 0.16s, 9/1/30	VMIG1	3,000,000	3,000,000
Ser. D, 0.16s, 9/1/30	VMIG1	2,500,000	2,500,000

MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Homeowner Loan), Ser. C-1, GNMA Coll., FNMA
Coll., 7.15s, 3/1/32	AAA	380,000	414,470

			16,614,054
Nebraska (0.6%)
Central Plains, Energy Project Rev. Bonds (NE Gas
No. 1), Ser. A, 5 1/4s, 12/1/18	BB+	3,000,000	2,991,300

			2,991,300
Nevada (9.9%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	32,285,000	32,687,979

Clark Cnty., Arpt. Rev. Bonds
Ser. A-2, FGIC, 5 1/8s, 7/1/26	Aa3	5,105,000	5,224,508
Ser. A-1, AMBAC, 5s, 7/1/24	Aa3	2,600,000	2,419,534

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,100,000	1,380,162

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC
6.1s, 12/1/38	BBB	3,000,000	3,006,750
5 1/4s, 7/1/34	BBB	3,000,000	2,733,540

Henderson G.O. Bonds (Ltd. Tax -Swr.), FGIC, 5s,
6/1/29	AA+	1,000,000	1,007,530

28

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	B/P	$1,160,000	$521,548
(No. T-16), 5.1s, 3/1/21	B/P	1,275,000	574,439
(No. T-17), 5s, 9/1/25	BB/P	610,000	435,632

			49,991,622
New Jersey (4.3%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt.
Coll., 7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,300,000	1,469,988
(First Mtge. Presbyterian Home), Ser. A, 6 3/8s,
11/1/31	BB/P	1,000,000	820,660
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	5,000,000	4,823,150
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,800,000	2,712,415

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), Ser. A, 5.7s, 10/1/39	A2	3,900,000	3,839,238

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	2,804,973
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	2,500,000	2,472,475

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	1,500,000	1,535,265

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 5s, 6/1/29	BBB	1,350,000	1,082,876

			21,561,040
New Mexico (0.1%)
NM Mtge. Fin. Auth. FRN (Single Fam. Mtge.),
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	460,000	460,598

			460,598
New York (5.6%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (GoodShepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	254,944

Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s,
12/15/13	A2	1,000,000	1,067,130

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.), Ser. C, 5 5/8s,
11/15/14	Baa2	2,000,000	1,962,700

NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s,
3/1/15	BB/P	1,400,000	1,400,742
(Brooklyn Navy Yard Cogen. Partners), 6.2s,
10/1/22	BB	770,000	664,063
(Brooklyn Navy Yard Cogen. Partners), Ser. G,
5 3/4s, 10/1/36	BB	2,000,000	1,424,860

NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	2,100,000	1,534,029

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(JFK Intl. Arpt.), Ser. A, 8s, 8/1/12	B–	2,000,000	1,998,160
(British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	459,760

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,273,154

29

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s,
12/1/37	Ba1	$800,000	$719,456

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	6,000,000	5,959,500

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	A	7,000,000	7,333,550

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
6 5/8s, 10/1/13	BB–	670,000	617,921

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	BB–/P	1,300,000	1,337,050

			28,007,019
North Carolina (1.8%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. D, 6 3/4s, 1/1/26	A–	1,000,000	1,020,110
Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,157,520
Ser. B, 5.65s, 1/1/16	A–	1,000,000	1,018,370

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	777,244
(First Mtge. — Presbyterian Homes), 5 3/8s,
10/1/22	BB/P	1,000,000	969,640

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	800,000	814,664

U. of NC Syst. Pool Rev. Bonds, Ser. C, 5 1/2s,
10/1/34	A3	3,000,000	3,071,190

			8,828,738
North Dakota (1.5%)
Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru
Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24
(Prerefunded)	AAA/P	2,000,000	2,119,720

ND State Board of Higher Ed. Rev. Bonds (U. of ND
Hsg. & Auxiliary Fac.), FSA, 5s, 4/1/19	AAA	500,000	540,620

ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	5,305,000	4,848,822

			7,509,162
Ohio (8.3%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds,
5 1/4s, 2/15/33 T	AAA	10,000,000	10,350,612

American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A, 5 1/4s,
2/15/43	A1	1,000,000	967,860

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/47	BBB	5,250,000	3,880,485
5 3/4s, 6/1/34	BBB	14,300,000	11,997,271
5 1/8s, 6/1/24	BBB	2,070,000	1,849,235

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	700,000	464,065

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	Baa1	3,100,000	3,051,361

30

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Montgomery Cnty., Hosp. Rev. Bonds (Kettering
Med. Ctr.), 6 3/4s, 4/1/22 (Prerefunded)	A2	$1,000,000	$1,036,070

OH State Higher Ed. Fac. Comm. Rev. Bonds
(John Carroll U.), 5 1/4s, 11/15/33	A2	500,000	503,595
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	3,000,000	3,181,110

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	4,654,267

			41,935,931
Oklahoma (0.4%)
Durant, Cmnty. Facs. Auth. G.O. Bonds, XLCA,
5 3/4s, 11/1/24	A	1,730,000	1,848,816

			1,848,816
Oregon (1.1%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A3	2,500,000	2,536,150

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BB–/P	1,040,000	943,894

OR Hlth. Sciences U. Rev. Bonds, Ser. A, 5 3/4s,
7/1/39	A2	1,250,000	1,346,850

OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Family Mtge.), Ser. K, 5 5/8s, 7/1/29	Aa2	700,000	709,121

			5,536,015
Pennsylvania (3.5%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	BB	1,500,000	1,160,580

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds
(USX Corp.), 5.6s, 3/1/33	Baa1	2,025,000	2,004,021

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	1,014,843
5.3s, 1/1/14	BB/P	710,000	688,594

Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	865,000	876,150

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,320,000	1,321,056

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	708,659

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	A1	1,000,000	1,016,510

New Morgan, Indl. Dev. Auth. Solid Waste Disp.
Rev. Bonds (New Morgan Landfill Co., Inc.),
6 1/2s, 4/1/19	BBB	1,000,000	1,003,230

Northampton Cnty., Hosp. Auth. Rev. Bonds (Saint
Luke’s Hosp.), Ser. A, 5 1/2s, 8/15/40	Baa1	1,250,000	1,215,563

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A,
6.6s, 1/1/19	CC	1,850,000	1,220,871

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	736,973
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,012,894
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	834,200

31

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
6 1/4s, 7/1/13 (In default) †	D/P	$1,462,206	$439

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	550,000	526,708

West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27
(Prerefunded)	BBB+	1,000,000	1,099,880

			17,441,171
Puerto Rico (3.9%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, 5s, 7/1/16	Baa3	5,000,000	5,130,600

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/38	Baa3	4,125,000	4,262,321

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/26	BBB+	1,000,000	995,600

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory Put
Bonds (Govt. Fac.), Ser. M-2, 5 3/4s, 7/1/17	Baa3	1,750,000	1,824,620

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	27,000,000	7,398,270

			19,611,411
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	200,000	182,018

			182,018
South Carolina (2.6%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.7s, 4/1/14	BBB	1,000,000	1,050,310

Orangeburg Cnty., Solid Waste Disp. Fac. Rev.
Bonds (SC Elec. & Gas), AMBAC, 5.7s, 11/1/24	A–	2,500,000	2,513,550

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	2,000,000	2,291,940

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,300,000	1,405,170
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	2,445,000	2,801,504
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	305,000	349,472

SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	A1	2,460,000	2,526,617

			12,938,563
South Dakota (0.8%)
SD Edl. Enhancement Funding Corp. SD Tobacco Rev.
Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	2,450,000	2,317,136

SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership Mtge.), Ser. C, 5 3/8s, 5/1/18	AAA	1,310,000	1,318,358
(Home Ownership Mtge.), Ser. J, 4 1/2s, 5/1/17	AAA	500,000	508,905

			4,144,399
Tennessee (0.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/25 (Prerefunded)	Baa1	2,000,000	2,265,880

			2,265,880

32

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Texas (14.6%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
(Sears Methodist Retirement), 6s, 11/15/29	B+/P	$1,050,000	$859,068

Alliance, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 4.85s, 4/1/21	Baa2	3,250,000	3,038,555

Brazoria Cnty., Brazos River Harbor Naval Dist.
Env. FRN (Dow Chemical Co.), Ser. A-4, 5.95s,
5/15/33	BBB-	400,000	394,512

Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC)
Ser. D-1, 8 1/4s, 5/1/33	CCC	500,000	307,650
5s, 3/1/41	CCC	500,000	244,565

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (Dow Chemical), 5.9s, 5/1/28	BBB–	2,850,000	2,857,524

Dallas Cnty., Util. & Reclamation Dist. G.O.
Bonds, Ser. B, AMBAC, 5 3/8s, 2/15/29	BBB+	4,000,000	3,795,640

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AAA	20,000,500	20,976,649

Gulf Coast, Waste Disp. Auth. Rev. Bonds
(Valero Energy Corp.), 6.65s, 4/1/32	Baa2	1,000,000	1,002,780
Ser. A, 6.1s, 8/1/24	BBB	550,000	538,956

Harris Cnty., Houston Sports Auth. Rev. Bonds,
Ser. H, NATL, zero %, 11/15/25	A	11,000,000	3,609,870

Lower CO River Auth. Rev. Bonds, 5 3/4s, 5/15/37	A1	2,400,000	2,485,992

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,287,120

Mission, Econ. Dev. Corp. Solid Waste Disp. Rev.
Bonds (Allied Waste N.A. Inc.), Ser. A, 5.2s,
4/1/18	BBB	1,200,000	1,174,380

North TX, Thruway Auth. Rev. Bonds
Ser. D, AGO, zero %, 1/1/28	AAA	7,800,000	2,737,644
Ser. A, 6s, 1/1/25	A2	1,300,000	1,382,537
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,017,960

North TX, Thruway Auth. stepped-coupon Rev.
Bonds, zero %, (6.5s, 1/1/15) 2043 ††	A2	4,000,000	3,073,480

Port Corpus Christi Indl. Dev. Corp. Rev. Bonds
(Valero), Ser. C, 5.4s, 4/1/18	Baa2	1,535,000	1,510,517

Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s,
10/1/21	Baa2	2,350,000	2,418,502

San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s,
5/15/32	AAA	2,000,000	2,033,680

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,026,740

Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	2,000,000	1,941,460
6s, 7/1/19	Baa3	1,700,000	1,705,678

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds,
Ser. A, 5s, 12/15/15	A2	3,000,000	3,020,250

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	8,000,000	7,804,800

			73,246,509

33

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Utah (2.0%)
Intermountain Pwr. Agcy. Rev. Bonds, Ser. A,
NATL, U.S. Govt. Coll., 6.15s, 7/1/14
(Prerefunded)	AA–	$7,910,000	$8,127,445

Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Prerefunded)	AAA/P	2,000,000	2,001,900

			10,129,345
Vermont (0.1%)
VT Hsg. Fin. Agcy. Rev. Bonds
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	AAA	130,000	132,865
Ser. 19A, FSA, 4.62s, 5/1/29	AAA	500,000	498,225

			631,090
Virginia (1.2%)
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds (United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	735,000	735,809
6.7s, 6/1/27 (Prerefunded)	BB+/P	265,000	299,315

Prince William Cnty., Indl. Dev. Auth. Hosp. Rev.
Bonds (Potomac Hosp. Corp.), 5.35s, 10/1/36	Baa1	2,500,000	2,367,050

WA Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,405,234

			5,807,408
Washington (2.7%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa),
5.85s, 12/1/31	Baa3	4,000,000	3,619,280

Everett, Pub. Fac. Dist. Ltd. Sales Tax &
Interlocal Rev. Bonds, Ser. A
5s, 12/1/22	A	940,000	967,006
5s, 12/1/21	A	940,000	971,499

Port of Seattle Rev. Bonds, Ser. B, NATL, 5.8s,
2/1/20	Aa2	1,000,000	1,007,840

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	900,000	894,204
6 1/2s, 6/1/26	BBB	5,030,000	5,056,156

WA State Hlth. Care Fac. Auth. Rev. Bonds,
Ser. C, Radian Insd., 5 3/8s, 8/15/28	Baa2	900,000	861,462

			13,377,447
West Virginia (1.3%)
Harrison Cnty., Cmnty. Solid Waste Disp. Rev.
Bonds (Allegheny Energy), Ser. D, 5 1/2s,
10/15/37	BBB	3,450,000	3,199,910

Mason Cnty., Poll. Control FRB
(Appalachian Pwr. Co. Project), Ser. L, 5 1/2s,
10/1/22	BBB	750,000	763,260

Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	Ba3	2,025,000	1,626,317

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	873,973

			6,463,460

34

MUNICIPAL BONDS AND NOTES (141.4%)* cont.	Rating**	Principal amount	Value

Wisconsin (4.4%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28 (Prerefunded)	AAA	$7,000,000	$7,932,610
6 3/8s, 6/1/32 (Prerefunded)	AAA	8,600,000	9,634,064

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	AA–	2,500,000	2,864,025

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,599,870

			22,030,569
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,103,000

WY Muni. Pwr. Agcy. Rev. Bonds (Pwr. Supply),
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,010,876
Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,082,490

			4,196,366

TOTAL INVESTMENTS

Total investments (cost $709,868,008)			$711,301,264

* Percentages indicated are based on net assets of $503,146,470.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at October 31, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at October 31, 2009 and does not reflect any subsequent changes.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB, FRN, Mandatory Put Bonds and VRDN are the current interest rates at October 31, 2009. The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates. The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at October 31, 2009 (as a percentage of net assets):

Health care	32.8%
Utilities	21.8
Prerefunded	13.1
Limited tax	12.5
Local government	11.0

The fund had the following insurance concentrations greater than 10% at October 31, 2009 (as a percentage of net assets):

AMBAC	13.5%
NATL	12.3

35

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$711,301,264	$—

Totals by level	$—	$711,301,264	$—

The accompanying notes are an integral part of these financial statements.

36

Statement of assets and liabilities 10/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $709,868,008)	$711,301,264

Cash	175,215

Interest and other receivables	10,935,641

Receivable for investments sold	1,825,963

Total assets	724,238,083

LIABILITIES

Preferred share remarketing agent fees	63,343

Distributions payable to shareholders	2,840,246

Distributions payable to preferred shareholders (Note 1)	7,083

Payable for investments purchased	1,930,720

Payable for compensation of Manager (Note 2)	945,742

Payable for investor servicing fees (Note 2)	21,326

Payable for custodian fees (Note 2)	3,311

Payable for Trustee compensation and expenses (Note 2)	193,885

Payable for administrative services (Note 2)	3,176

Payable for floating rate notes issued (Note 1)	36,163,032

Other accrued expenses	69,749

Total liabilities	42,241,613

Series B remarketed preferred shares: (3,417 shares authorized and
issued at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and
issued at $25,000 per share) (Note 4)	93,425,000

Net assets	$503,146,470

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$562,496,734

Undistributed net investment income (Note 1)	1,606,916

Accumulated net realized loss on investments (Note 1)	(62,390,436)

Net unrealized appreciation of investments	1,433,256

Total — Representing net assets applicable to common shares outstanding	$503,146,470

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($503,146,470 divided by 42,871,374 shares)	$11.74

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 10/31/09 (Unaudited)

INTEREST INCOME	$19,973,870

EXPENSES

Compensation of Manager (Note 2)	$1,841,676

Investor servicing fees (Note 2)	119,931

Custodian fees (Note 2)	4,648

Trustee compensation and expenses (Note 2)	21,175

Administrative services (Note 2)	10,177

Preferred share remarketing agent fees	229,773

Interest and fee expense (Note 2)	157,058

Other	93,409

Total expenses	2,477,847

Expense reduction (Note 2)	(1,088)

Net expenses	2,476,759

Net investment income	17,497,111

Net realized loss on investments (Notes 1 and 3)	(2,207,446)

Net unrealized appreciation of investments during the period	55,933,099

Net gain on investments	53,725,653

Net increase in net assets resulting from operations	$71,222,764

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(453,539)

Net increase in net assets resulting from operations (applicable to common shareholders)	$70,769,225

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/09*	Year ended 4/30/09

Operations:
Net investment income	$17,497,111	$37,714,486

Net realized loss on investments	(2,207,446)	(16,501,243)

Net unrealized appreciation (depreciation) of investments	55,933,099	(67,589,013)

Net increase (decrease) in net assets resulting from operations	71,222,764	(46,375,770)

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(453,539)	(45,666)

From tax exempt net investment income	—	(8,057,144)
Net increase (decrease) in net assets resulting from operations
(applicable to common shareholders)	70,769,225	(54,478,580)

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income
Taxable net investment income	—	(83,926)

From tax exempt net investment income	(16,303,984)	(29,260,125)
Decrease from capital shares repurchased (Note 5)	—	(4,924,517)

Total increase (decrease) in net assets	54,465,241	(88,747,148)

NET ASSETS

Beginning of period	448,681,229	537,428,377

End of period (including undistributed net investment income of
$1,606,916 and $867,328, respectively)	$503,146,470	$448,681,229

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	42,871,374	43,318,703

Shares repurchased (Note 5)	—	(447,329)

Common shares outstanding at end of period	42,871,374	42,871,374

Remarketed preferred shares outstanding at beginning of period	7,154	15,760

Preferred shares redeemed — Series A (Note 4)	—	(4,520)

Preferred shares redeemed — Series B (Note 4)	—	(603)

Preferred shares redeemed — Series C (Note 4)	—	(3,483)

Remarketed preferred shares outstanding at beginning of period	7,154	7,154

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**	Year ended
	10/31/09	4/30/09	4/30/08	4/30/07	4/30/06	4/30/05

Net asset value, beginning of period
(common shares)	$10.47	$12.41	$13.19	$12.85	$13.15	$12.72
Investment operations:

Net investment income (a)	.41	.88 [e]	.93 [e]	.89	.86	.91

Net realized and unrealized
gain (loss) on investments	1.25	(1.96)	(.88)	.23	(.30)	.51

Total from investment operations	1.66	(1.08)	.05	1.12	.56	1.42
Distributions to preferred shareholders:

From net investment income	(.01)	(.19)	(.33)	(.28)	(.21)	(.12)

Total from investment operations
(applicable to common shareholders)	1.65	(1.27)	(.28)	.84	.35	1.30
Distributions to common shareholders:

From net investment income	(.38)	(.68)	(.57)	(.57)	(.68)	(.87)

Total distributions	(.38)	(.68)	(.57)	(.57)	(.68)	(.87)

Increase from shares repurchased	—	.01	.07	.07	.03	—

Net asset value, end of period
(common shares)	$11.74	$10.47	$12.41	$13.19	$12.85	$13.15

Market price, end of period
(common shares)	$11.00	$9.73	$11.13	$12.20	$11.68	$11.72

Total return at market price (%)
(common shares) (b)	17.18 *	(6.32)	(4.09)	9.64	5.61	.82

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$503,146	$448,681	$537,428	$200,176	$203,548	$212,505

Ratio of expenses to
average net assets (excluding
interest expense) (%) [c,d]	.49 *	1.25 [e,f]	1.44 [e]	1.28	1.37	1.40

Ratio of expenses to
average net assets (%) [c,d]	.52 *	1.38 [e,f]	1.44 [e]	1.28	1.37	1.40

Ratio of net investment income
to average net assets (%) [d]	3.55 *	6.31 [e]	4.86 [e]	4.61	4.92	6.15

Portfolio turnover (%)	13.48 *	31.32	44.85	12.60	10.74	29.51

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.03% and 0.13% of average net assets for the periods ended Ocotber 31, 2009 and April 30, 2009, respectively(Note 1).

The accompanying notes are an integral part of these financial statements.

40

Notes to financial statements 10/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Management.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the statement of assets and liabilities date through the date that the financial statements were issued, December 10, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (“TOB trust”) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At October 31, 2009, the fund’s investments with a value of $74,559,711 were held by the TOB trust and served as collateral for $36,163,032 in floating-rate bonds outstanding. During the period ended October 31, 2009, the fund incurred interest expense of $77,195 for these investments based on an average interest rate of 0.45% .

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for

41

federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At April 30, 2009 the fund had a capital loss carryover of $57,480,962 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$15,740,029	April 30, 2010

10,138,476	April 30, 2011

9,779,755	April 30, 2012

2,388,286	April 30, 2013

897,370	April 30, 2014

1,545,945	April 30, 2015

884,324	April 30, 2016

16,106,777	April 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 31, 2009 $2,964,132 of losses recognized during the period November 1, 2008 to April 30, 2009).

The aggregate identified cost on a tax basis is $709,922,703, resulting in gross unrealized appreciation and depreciation of $25,663,839 and $24,285,278, respectively, or net unrealized depreciation of $1,378,561.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remar-keted preferred shares is generally a 7 day period for Series B and Series C. The applicable dividend rate for the remarketed preferred shares on October 31, 2009 was 0.43% and 0.41%.

From February 2008 through October 31, 2009, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, the dividends paid on the remarketed preferred shares has been at the “maximum dividend rate” pursuant to the fund’s by-laws, which, based on the current credit quality of remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average weekly net assets attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average weekly net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

Effective September 14, 2009, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management and administrative service fees rate under the contracts multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

42

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended October 31, 2009, the fund’s expenses were reduced by $1,088 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $387, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $93,537,972 and $91,054,748, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series B and Series C Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remar-keted preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remar-keted preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2009, no such restrictions have been placed on the fund.

In August 2008, the fund redeemed 678 Series A, 603 Series B and 1,083 Series C Remarketed Preferred shares. The redemption price was equal to the liquidation preference per share ($25,000) of each series of preferred shares, plus accumulated but unpaid dividends as of the following redemption dates: August 18, 2008 for Series A, August 19, 2008 for Series B and August 22, 2008 for Series C Remarketed Preferred shares. The August 2008 preferred share redemptions represented 15.0% of the fund’s $394,000,000 in outstanding preferred shares at that date.

43

On November 21, 2008, the fund redeemed an additional 800 Series C Remarketed Preferred shares; this redemption represented approximately 6.0% of the fund’s $334,900,000 (following the previous redemptions) in outstanding preferred shares at that date.

On December 8, 2008 the fund redeemed the remaining 3,842 Series A Remarketed Preferred shares; this redemption represented approximately 30.5% of the fund’s $314,900,000 (following the previous redemptions) in outstanding preferred shares at that date.

On January 16, 2009, the fund redeemed an additional 1,600 Series C Remarketed Preferred shares; this redemption represented approximately 18.3% of the fund’s $218,850,000 (following the previous redemptions) in outstanding preferred shares at that date.

Following the January 2009 redemption the fund’s outstanding preferred shares amounted to $178,850,000.

Note 5: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the six-months ended October 31, 2009, the fund has not repurchased any common shares.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Actions by Trustees

In September and October 2008, the Board of Trustees approved a plan to merge the fund into Putnam Tax Exempt Income Fund, an open-end fund, subject to a number of conditions, including shareholder approval. In June 2009, following significant changes in market conditions, the Trustees authorized Putnam Investments to suspend further efforts to implement the merger. The Trustees and Putnam Investments announced that it is not certain, when, or if, conditions may emerge that would make it advisable to renew efforts to complete the merger.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Robert R. Leveille
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	BSA Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Judith Cohen
Boston, MA 02109		Vice President, Clerk and
	Jonathan S. Horwitz	Assistant Treasurer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Wanda M. McManus
and Trust Company		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Nancy E. Florek
Vice President, Assistant Clerk,
Trustees	Janet C. Smith	Assistant Treasurer and
John A. Hill, Chairman	Vice President, Principal	Proxy Manager
Jameson A. Baxter,	Accounting Officer and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Charles B. Curtis	Susan G. Malloy
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
W. Thomas Stephens
Richard B. Worley	Francis J. McNamara, III
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA701 258884 12/09

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) Brad Libby no longer is a portfolio manager of the fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 -
May 31, 2009	-	-	-	4,287,137
June 1 -
June 30, 2009	-	-	-	4,287,137
July 1 -
July 31, 2009	-	-	-	4,287,137
August 1 -	-	-	-	4,287,137

August 31, 2009
September 1 -
September 30, 2009	-	-	-	4,287,137
October 1 -
October 7, 2009	-	-	-	4,287,137
October 8 -
October 31, 2009	-	-	-	4,287,137

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 4,287,137 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 4,287,137 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009